SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       MARCH 28, 2001

              CHELSEA PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-12328 (Commission File Number)	22-3251332 (IRS Employer ID Number)

103 EISENHOWER PARKWAY, ROSELAND, NEW JERSEY
(Address of principal executive offices)                                                                  (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (973) 228-6111

(Former name or former address, if changed since last report)

Item 9.     REGULATION FD DISCLOSURE.

               Attached to this Form 8-K is the textual portion of a presentation being made on the date hereof by Chelsea Property Group, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA PROPERTY GROUP, INC. By:/S/ MICHAEL J. CLARKE Name: Michael J. Clarke Title: Senior Vice President and Chief Financial Officer

Dated: March 28, 2001

THE STATEMENTS CONTAINED IN THIS PRESENTATION THAT RELATE TO FUTURE PLANS, EVENTS, EXPECTATIONS, OBJECTIVES, OR PERFORMANCE- OR ASSUMPTIONS UNDERLYING SUCH MATTERS- ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE THAT ARE SET FORTH IN, OR IMPLIED BY, SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DISCLOSED FROM TIME TO TIME IN CHELSEA PROPERTY GROUP'S FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION.

THIS IS A MAP HIGHLIGHTING SOME OF OUR LARGER PROPERTIES. AS YOU CAN SEE, THEY'RE CONCENTRATED PRIMARILY ON THE EAST AND WEST COASTS AND IN THE MAJOR MARKETS.

AGAIN, THE MOST IMPORTANT DISTINGUISHING CHARACTERISTIC OF CHELSEA'S PORTFOLIO IS THAT OUR LOCATIONS ARE IN LARGE, DENSE AND AFFLUENT METRO MARKETS.

DURING THE SECOND HALF OF LAST YEAR, OUR 40%-OWNED JOINT VENTURE CHELSEA JAPAN OPENED TWO PREMIUM OUTLET CENTERS - GOTEMBA PREMIUM OUTLETS, OUTSIDE TOKYO, AND RINKU PREMIUM OUTLETS, OUTSIDE OSAKA. TOTAL SQ FOOTAGE IN THE TWO PROPERTIES IS CURRENTLY ABOUT 400,000 SQ FT, WITH ROOM TO EXPAND BOTH.

BOTH PROJECTS HAVE BEEN PHENOMENALLY SUCCESSFUL, WITH SALES EXPECTED TO STABILIZE IN THE RANGE OF $1000 TO $1,500 PER SQ FT.

OVER THE LONG-TERM, WE EXPECT TO GENERATE EXTRAORDINARY RETURNS FROM OUR INVESTMENT IN JAPAN, IN PART BECAUSE OUR RENTS THERE ARE DRIVEN LARGELY BY TENANT SALES. IT’S ALSO WORTH NOTING THAT OUR INVESTMENT HAS BEEN FINANCED IN YEN AT A VERY ATTRACTIVE INTEREST RATE OF ROUGHLY 2.5%.

WE HAVE APPROXIMATELY 2,100 STORES IN OUR PORTFOLIO TODAY, REPRESENTING ABOUT 600 DIFFERENT TENANTS. THESE ARE JUST A FEW OF THEM. AS YOU CAN SEE, OUR BRANDS INCLUDE MAINSTREAM NAMES LIKE GAP, LIZ CLAIBORNE, TIMBERLAND AND NIKE, AS WELL AS HIGH-FASHION NAMES LIKE ARMANI, PRADA AND FERRAGAMO. RECENTLY WE OPENED CHANEL’S FIRST AND ONLY OUTLET STORE AT WOODBURY COMMON.

THE RANGE, CONCENTRATION AND QUALITY OF OUR TENANTS IS UNEQUALED IN THE INDUSTRY.

TO ANALYZE THE QUALITY OF OUR CASH FLOW WE LOOK AT THE SOURCES OF OUR INCOME

THE IMPORTANT PART OF THESE PIE CHARTS IS THE YELLOW SECTION, WHICH REPRESENTS THE PORTION OF OUR INCOME SOURCED FROM CENTERS AVERAGING SALES OF MORE THAN $300 PER SQ FT. OVER A 4-YEAR PERIOD, THE YELLOW SECTION HAS GROWN FROM JUST OVER 60% TO ALMOST 80% FOR THE LAST TWO YEARS, AT THE SAME TIME OUR PORTFOLIO HAS GROWN CONSIDERABLY.

THE ACTUAL AVERAGE SALES IN THAT YELLOW SEGMENT WERE $463 PER SQ FT IN 2000 UP FROM $430 IN 1999.

AS I MENTIONED, CHELSEA OWNS SOME OF THE MOST PRODUCTIVE RETAIL ASSETS IN THE U.S. THIS IS A COMPARATIVE VIEW OF CHELSEA VS A FEW OTHER RETAIL REITs.

WE HAVE A UNIQUE COMBINATION OF VERY HIGH SALES PRODUCTIVITY, WITH A LOW OCCUPANCY COST TO SALES RATIO, AND A HIGH LEASE-UP RATE.

NEXT I'LL REVIEW CHELSEA'S DEVELOPMENT STRATEGY

ON EACH NEW PROJECT, WE DO A TREMENDOUS AMOUNT OF EARLY WORK ON THE LEASING SIDE TO ENSURE THAT WE OPEN AT OR CLOSE TO FULLY OCCUPIED. ALSO, WE PAY CLOSE ATTENTION TO THE QUALITY OF THE TENANTS, AND WE WON’T START A PROJECT OR EXPAND ONE UNLESS WE ARE SATISFIED WITH THE TENANT MIX. IT’S NOT JUST A MATTER OF FILLING UP SPACE.

IN JAPAN WE SHARE THE DEVELOPMENT RISK WITH TWO OTHER PARTNERS, BOTH MUCH LARGER COMPANIES THAN CHELSEA.

FINALLY, I WANT TO MENTION THE ACQUISITION WE DID IN PARTNERSHIP WITH FORTRESS CAPITAL AT THE END OF 2000. WHILE THIS WAS A VERY ATTRACTIVE INVESTMENT, WE AGAIN MITIGATED OUR RISK BY NOT TRYING TO KEEP THE WHOLE DEAL AND NOT OVERPAYING FOR THE ASSETS.

A LOOK AT OUR EXTERNAL GROWTH SHOWS THAT FOR THE FIVE YEARS FOLLOWING OUR IPO, WE DELIVERED 600 TO 700,000 SQUARE FEET OF NEW SPACE ANNUALLY. IN 1999, EXTERNAL GROWTH WAS HALF THE NORMAL LEVEL DUE TO OUR WITHDRAWAL FROM A PROJECT IN THE HOUSTON MARKET THAT A COMPETITOR PAID US A $21.4 MILLION PROFIT NOT TO BUILD.

WE THEN MORE THAN MADE UP FOR THE PAUSE IN 1999 BY ADDING ALMOST 3 MILLION SQUARE TO OUR PORTFOLIO IN 2000. THE GROWTH WAS COMPRISED OF 2 NEW DOMESTIC CENTERS IN ORLANDO FLORIDA AND ALLEN TEXAS; 2 NEW CENTERS IN JAPAN, THAT WE SPOKE ABOUT EARLIER; EXPANSIONS OF 3 EXISTING CENTERS; AND THE ACQUISITION OF THE 49% INTEREST IN 4 CENTERS IN DECEMBER.

A SNAPSHOT OF A FEW OF OUR NEWEST CENTERS SHOWS DEMOGRAPHICALLY THAT THEY'RE ALL IN VERY STRONG MARKETS WITH A HIGH AVERAGE HOUSEHOLD INCOME, DENSE PERMANENT POPULATION AND HIGH TRAFFIC COUNTS.

THESE PROPERTIES REPRESENT ALMOST 2.8 MILLION OF OUR 8.2 MILLION SQ FT. THAT ON A COMBINED BASIS HAVE AN OCCUPANCY RATE OF AROUND 99%, AN OCCUPANCY COST TO SALES RATIO BELOW THE PORTFOLIO AVERAGE OF 8%, AND AN UNLEVERAGED RETURN TO US OF ABOUT 15%.

SO CLEARLY, OUR STRATEGY IS WORKING VERY WELL.

I'VE SAID SEVERAL TIMES THAT OUR OCCUPANCY COSTS ARE VERY LOW AT AROUND 8%, WHICH WE BELIEVE TRANSLATES TO SIGNIFICANT UPSIDE WHEN LEASES ROLL OVER.

THE LAST COLUMN ON THE RIGHT COMBINES RE-LEASING AND RENEWAL ACTIVITY. AS YOU CAN SEE, WE HAVE EXPERIENCED DOUBLE-DIGIT INCREASES ON A COMBINED BASIS OVER THE LAST 3 YEARS.

THIS IS ALL A DIFFERENT WAY OF SAYING THAT OUR RENTS ARE GENERALLY BELOW MARKET AND WE HAVE BUILT-IN GROWTH AS SPACE BECOMES AVAILABLE AND LEASES EXPIRE.

NOW I'D LIKE TO REVIEW SOME FINANCIAL HIGHLIGHTS. HERE IS A LOOK AT A FEW OF OUR MORE IMPORTANT TRENDS OVER THE PAST SEVEN YEARS THAT SHOW THE STEADY IMPROVEMENT IN THE PERFORMANCE OF OUR PORTFOLIO AND THE STRENGTH OF OUR BUSINESS.

STARTING WITH THE GRAPH ON THE TOP LEFT, TENANT SALES PER SQUARE FOOT IS THE MOST IMPORTANT MEASURE TO DETERMINE THE RENT WE CAN CHARGE OUR TENANTS. AVERAGE TENANT SALES HAVE IMPROVED ALMOST $100 PER SQUARE FOOT TO $400 IN 2000 FROM $309 IN 1994, AND WE ACHIEVED THIS GROWTH WHILE MORE THAN TRIPLING THE SIZE OF OUR PORTFOLIO.

READING ACROSS TO THE TOP RIGHT, IN TERMS OF OCCUPANCY, TENANT DEMAND FOR SPACE HAS ALWAYS BEEN AND CONTINUES TO BE VERY STRONG. AS I STATED, WE’VE BEEN CONSISTENTLY 98 TO 99% LEASED THROUGHOUT OUR HISTORY.

MOVING DOWN TO THE BOTTOM LEFT, AS A RESULT OF THE SUCCESS OF OUR PORTFOLIO, CASH BASIS RENT PER SQUARE FOOT HAS RISEN AT A STEADY PACE FROM $18.39 IN 1994 TO $23.66 IN 2000- A 4.3% ANNUAL GROWTH RATE.

SHIFTING OVER TO THE BOTTOM RIGHT, EBITDA HAS RISEN ALMOST 4 TIMES OR AT AN AVERAGE GROWTH RATE OF ABOUT 23% FROM $35 MILLION IN 1994 TO $132 MILLION IN 2000.

CONSISTENT WITH OTHER FINANCIAL MEASURES OUR FFO AND FFO PER SHARE HAVE GROWN STEADILY OVER THE LAST SIX YEARS AT AN AVERAGE RATE OF 19% AND 16%, RESPECTIVELY. WE ARE AMONG THE TOP RETAIL REITS IN TERMS OF COMPOUNDED GROWTH RATE OVER THE PAST SIX-YEARS.

TO MAINTAIN REIT STATUS FOR TAX PURPOSES, WE ARE OBLIGATED TO PAY OUT A SUBSTANTIAL PORTION OF OUR FFO EACH YEAR TO OUR SHAREHOLDERS. SINCE GOING PUBLIC IN 1993, WE HAVE HAD A POLICY OF GRADUALLY REDUCING OUR PAY-OUT RATIO TO A COMFORTABLE LEVEL AND RETAINING AS MUCH CAPITAL AS POSSIBLE TO REINVEST IN OUR EXISTING ASSETS AND TO PARTIALLY FUND OUR GROWTH. WE HAVE REDUCED OUR PAY-OUT RATIO TO 63% IN 2000 FROM 93% IN 1994 WHILE AT THE SAME TIME INCREASING OUR DIVIDEND AT AN AVERAGE RATE OF ALMOST 8%.

WE ALSO HAVE ANNOUNCED A 4% INCREASE IN OUR DIVIDEND IN THE FIRST QUARTER OF 2001 TO AN ANNUALIZED RATE OF $3.12 PER SHARE.

HERE IS A SNAPSHOT OF OUR $1.4 BILLION MARKET CAPITALIZATION AT THE END OF FEBRUARY THAT GIVES A CLEAR VIEW OF OUR FINANCING STRATEGY. WE HAVE A WELL-BALANCED CAPITAL STRUCTURE THAT IS COMPRISED OF MOSTLY FIXED RATE UNSECURED PUBLIC DEBT, PREFERRED SECURITIES AND COMMON STOCK.

OVER THE PAST YEAR, WE COMPLETED 4 MAJOR DEBT TRANSACTIONS TOTALING $360 MILLION, BOTH SECURED AND UNSECURED. THESE TRANSACTIONS STRENGTHENED OUR BALANCE SHEET BY EXTENDING AND SEQUENCING DEBT MATURITIES AT FAVORABLE RATES.

WE ALSO IMPROVED OUR LIQUIDITY BY COMPLETELY PAYING DOWN OUR $160 MILLION BANK REVOLVING CREDIT FACILITY, WHICH GIVES US PLENTY OF CAPACITY TO FUND OUR GROWTH IN THE SHORT TERM.

AT THE PRESENT TIME, WE HAVE NO DEBT MATURITIES FOR THE NEXT TWO YEARS UNTIL OUR ALLEN CONSTRUCTION FACILITY COMES DUE IN FEBRUARY 2003 AND NO PUBLIC DEBT MATURITIES UNTIL AUGUST 2005.

ADDITIONALLY, WE HAVE IMPROVED OUR AVERAGE TERM TO MATURITY FROM 3.5 YEARS AT THE END OF 1999 TO ALMOST 8 YEARS TODAY. WE HAVE ALSO REDUCED OUR FLOATING INTEREST RATE EXPOSURE TO LESS THAN 10%.

NOW I WOULD LIKE TO SPEND A FEW MOMENTS DISCUSSING OUR NEW E-COMMERCE VENTURE.

CHELSEA INTERACTIVE WAS FORMED IN LATE 1999 TO TAKE ADVANTAGE OF OUR BRAND RELATIONSHIPS BY DEVELOPING A SCALABLE E-COMMERCE TECHNOLOGY PLATFORM. THIS COMMON PLATFORM IS MEANT TO BE USED BY MULTIPLE BRANDS THAT WANT TO SELL MERCHANDISE ONLINE. THIS MERCHANDISE IS ACCESSIBLE THROUGH THE INDIVIDUAL BRAND'S WEB SITE AND IS BASED ON A FULL-PRICE FORMAT.

TOGETHER WITH OUR TECHNOLOGY VENDORS, WE ARE RESPONSIBLE FOR THE DESIGN, DEVELOPMENT AND DAY-TO-DAY BACK OFFICE ACTIVITIES INCLUDING HOSTING, CALL CENTER, ORDER PROCESSING AND FULFILLMENT. WHILE THE BRANDS RETAIN OWNERSHIP AND CONTROL OVER THEIR MERCHANDISE AND PRICING AS WELL AS THE ALL-IMPORTANT BRAND IMAGE THROUGH THEIR OWN ADVERTISING PROGRAMS. FOR OUR EFFORTS WE RECEIVE A PERCENTAGE OF THE BRANDS' ONLINE SALES.

WE HAVE SUCCESSFULLY LAUNCHED ELIZABETH.COM BY LIZ CLAIBORNE AND COLEHAAN.COM, A DIVISION OF NIKE. IN TERMS OF SALES, BOTH BRANDS ARE EXCEEDING OUR EXPECTATIONS. MAIDENFORM.COM, OUR BETA BRAND THAT WENT ONLINE MORE THAN A YEAR AGO, HAS BEEN COMPING WELL AHEAD OF LAST YEAR'S SALES.

TIMBERLAND, LIZ LANGE MATERNITY, JHANE BARNES, AND TWO DIVISIONS OF INTERSHOE, VIA SPIGA AND NICKELS, ARE EXPECTED TO GO ONLINE LATER THIS YEAR. WE ARE ALSO NEGOTIATING WITH SEVERAL ADDITIONAL BRANDS AND HOPE TO ANNOUNCE MORE SIGNINGS SOON.

MOVING ON TO OUR MANAGEMENT TEAM: WE BELIEVE THAT WE HAVE A SIGNIFICANT COMPETITIVE ADVANTAGE IN THE MANUFACTURER'S OUTLET BUSINESS AS A RESULT OF OUR MANAGEMENT TEAM'S EXPERIENCE WHICH INCLUDES LONG-STANDING TENANT RELATIONSHIPS; EXPERTISE IN THE AREAS OF DEVELOPMENT, MARKETING AND OPERATIONS AND ACCESS TO A VARIETY OF CAPITAL SOURCES.

WE HAVE BEEN RECOGNIZED LEADERS IN THE INDUSTRY OVER THE LAST TWO DECADES BY DEVELOPING SOME OF THE EARLIEST AND MOST DOMINANT CENTERS IN THE INDUSTRY. OUR TOP SIX EXECUTIVES AVERAGE BETTER THAN 14 YEARS IN THE OUTLET BUSINESS AND THIS TEAM HAS BEEN TOGETHER AT CHELSEA FOR MORE THAN FIVE YEARS.

MOVING ON TO OWR GROWTH DRIVERS. MOST OF 2001'S GROWTH IS EXPECTED TO BE GENERATED FROM A FULL-YEAR OF OPERATIONS FROM THE RECORD 3 MILLION SQUARE FEET OF GLA ADDED IN 2000.

INTERNAL GROWTH IS EXPECTED TO CONTINUE AT THE SAME PACE AS IN THE LAST SEVERAL YEARS.

WE ARE ALSO CURRENTLY UNDER CONSTRUCTION WITH ABOUT 200,000 SQUARE FEET OF EXPANSION SPACE AT OUR ALLEN TEXAS PROJECT, 25,000 SQ FT IS CURRENTLY COMING ON-LINE AND THE BALANCE IS EXPECTED IN THE 4TH QUARTER OF THIS YEAR.

PRE-DEVELOPMENT AND LEASING ACTIVITIES ARE UNDERWAY IN THREE NEW MARKETS, CHICAGO, SEATTLE AND LAS VEGAS. DEPENDING ON TENANT DEMAND AND LAND USAGE, WE EXPECT TO DELIVER 3 NEW SINGLE-PHASE PREMIUM OUTLET CENTERS BETWEEN 400 AND 500,000 SQUARE FEET BY LATE 2002 TO EARLY 2003.

WE ALSO CONTINUE TO EVALUATE ACQUISITION OPPORTUNITIES AND REMAIN DISCIPLINED IN OUR APPROACH, MAKING SURE THAT ANY POTENTIAL ACQUISITION IS STRATEGIC AND ACCRETIVE.

IN SUMMARY,

WE HAVE BY FAR THE HIGHEST QUALITY AND MOST DOMINANT PORTFOLIO IN THE OUTLET BUSINESS, AND AMONG THE BEST IN ALL OF RETAIL REAL ESTATE.

THIS IS WELL-GROUNDED IN OUR LONG-STANDING TENANT RELATIONSHIPS AND A HISTORY OF STRONG TENANT SALES AND PROFITABILITY.

OUR DISCIPLINED AND SELECTIVE GROWTH STRATEGY HAS BEEN EXTREMELY SUCCESSFUL IN IMPROVING THE DEPTH, DIVERSITY AND PERFORMANCE OF OUR PORTFOLIO.

WHILE WE PRUDENTLY MANAGE OUR BALANCE SHEET, CAPITAL RESOURCES AND COST OF CAPITAL TO SUPPORT OUR GROWTH AND PROFITABILITY.

AND FINALLY, WE BELIEVE THAT WE HAVE THE MANAGEMENT AND PEOPLE TO CONTINUE TO EXECUTE OUR BUSINESS STRATEGY SUCCESSFULLY.

NOW WE ARE READY FOR YOUR QUESTIONS